Exhibit 10.18

FIRST AMENDMENT TO CREDIT AGREEMENT

This First Amendment to Credit Agreement (herein, the “Amendment”) is entered into as of September 12, 2019, by and among APEX CLEARING CORPORATION, a New York corporation (the “Borrower”), the Lenders party hereto, and BMO HARRIS BANK N.A, as Administrative Agent (the “Agent”).

PRELIMINARY STATEMENTS

A. The Borrower, the Lenders and the Agent entered into a certain Credit Agreement, dated as of September 13, 2018 (the “Credit Agreement”). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

B. The Borrower has requested that the Lenders make certain other amendments to the Credit Agreement, and the Lenders are willing to do so under the terms and conditions set forth in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. AMENDMENT.

Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the defined term “Termination Date” appearing in Section 1.1 of the Credit Agreement shall be amended and restated to read in its entirety as follows:

“Termination Date” means the earliest to occur of: (i) September 10, 2020, (ii) the date upon which a Termination Event occurs, or (iii) the date upon which the Commitment is terminated in whole pursuant to Section 2.9, 9.2 or 9.3

SECTION 2. CONDITIONS PRECEDENT.

The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

2.1. The Borrower, the Lenders and the Agent shall have executed and delivered this Amendment.

2.2. The Agent shall have received good standing certificates for the Borrower, dated as of a date no earlier than 30 days prior to the date hereof, from the New York Secretary of State.

2.3. The Agent shall have received, for the ratable benefit of each Lender, an upfront fee equal to 0.10% of such Lender’s Commitment on the date hereof.

2.4. Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Agent and its counsel.

SECTION 3. REPRESENTATIONS.

In order to induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Agent and the Lenders that as of the date hereof:

3.1. Authorization, Etc. The Borrower has the power and authority to execute, deliver and perform this Amendment and the other Loan Documents (if any) called for hereby. The Borrower has taken all necessary action (including, without limitation, obtaining approval of its equity holders, if necessary) to authorize its execution, delivery and performance of this Amendment and the other Loan Documents (if any) called for hereby. No consent, approval or authorization of, or declaration or filing with, any Governmental Authority, and no consent of any other Person, is required in connection with the Borrower’s execution, delivery and performance of this Amendment or such other Loan Documents, except for those already duly obtained. This Amendment and the other Loan Documents (if any) called for hereby have been duly executed and delivered by the Borrower and constitute the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditor rights generally or by equitable principles relating to enforceability. The execution, delivery and performance of this Amendment and the other Loan Documents (if any) called for hereby by the Borrower does not (i) contravenes the terms of any of its Organizational Documents; (ii) conflict with or constitute a violation or breach of, or constitutes a default under, or results in the creation or imposition of any Lien (other than pursuant to the Loan Documents) upon the Property of the Borrower by reason of the terms of any material contractual obligation (including without limitation contractual obligations arising from any material agreements to which the Borrower is a party or which is binding upon it); or (iii) violates any applicable law in any material respect.

3.2. No Change to Organizational Documents. The Borrower hereby certifies that: (x) the copies of the Borrower’s Organizational Documents previously delivered to the Agent under the Loan Documents continue to be true, correct and complete, have not been amended or otherwise modified since the date of such delivery, and are in full force and effect on the date hereof; (y) the resolutions and written consents delivered to the Agent by the Borrower relating the Credit Agreement have not been amended, modified, supplemented or revoked, and such resolutions and written consents are in full force and effect as of the date hereof; and (z) each Person previously identified by the Borrower to sign any Loan Document on its behalf continues to be so authorized on the date hereof and is authorized to sign this Amendment. The Lenders may conclusively rely on this certification until it is otherwise notified by the Borrower in writing.

3.3. Representations and Warranties. After giving effect to this Amendment, the representations and warranties set forth in Section 6 of the Credit Agreement and in the other Loan Documents are and shall be and remain true and correct, except to the extent the same expressly relate to an earlier date, in which case they shall be true and correct as of such earlier date.

3.4. No Default. No Default exists under the Credit Agreement or shall result after giving effect to this Amendment.

3.5. No Material Adverse Change. Since December 31, 2018, no Material Adverse Change has occurred.

SECTION 4. REAFFIRMATIONS.

The Borrower hereby acknowledges and agrees that the Liens created and provided for by the Loan Documents continue to secure, among other things, the Obligations arising under the Credit Agreement as amended hereby; and the Loan Documents and the rights and remedies of the Agent thereunder, the obligations of the Borrower thereunder, and the Liens created and provided for thereunder remain in full force and effect and shall not be affected, impaired or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the Liens created and provided for by the Loan Documents as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

SECTION 5. MISCELLANEOUS.

5.1. Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby. This Amendment is not a novation nor is it to be construed as a release, waiver or modification of any of the terms, conditions, representations, warranties, covenants, rights or remedies set forth in the Credit Agreement or the other Loan Documents, except as specifically set forth herein. Without limiting the foregoing, the Borrower agrees to comply with all of the terms, conditions, and provisions of the Credit Agreement and the other Loan Documents except to the extent such compliance is irreconcilably inconsistent with the express provisions of this Amendment.

5.2. The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of or incurred by the Agent in connection with the negotiation, preparation, execution and delivery of this Amendment and the other instruments and documents being executed and delivered in connection herewith and the transactions contemplated hereby, including the reasonable fees, charges and disbursements of counsel for the Agent.

5.3. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (e.g., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of Amendment. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of NEW YORK (INCLUDING SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

[SIGNATURE PAGE TO FOLLOW]

This First Amendment to Credit Agreement is entered into as of the date and year first above written.

“BORROWER”

APEX CLEARING CORPORATION

By	/s/ Terry Ray

Name	Terry Ray

Title	Treasurer

Accepted and agreed to.

BMO HARRIS BANK N.A., as a Lender and as Administrative Agent

By	/s/ Krupa Tantuwaya

Name	Krupa Tantuwaya

Title	Director

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, as a Lender

By	/s/ Bart McCain

Name	Bart McCain

Title	SVP

[First Amendment to Credit Agreement]